PROPERTY, EQUIPMENT, AND OTHER ASSETS—NET - Property, Equipment, and Other Assets, Net (Details) - USD ($) $ in Thousands	Mar. 31, 2025	Mar. 31, 2024
PROPERTY, EQUIPMENT, AND OTHER ASSETS—NET [Abstract]
Deferred costs—long-term	$ 55,790	$ 47,812
Right-of-use asset	17,857	15,407
Property and equipment—net	15,551	12,935
Prepaid expenses—long-term	8,337	4,681
Other	1,122	1,547
Total other assets—long-term	$ 98,657	$ 82,382